SUMMARY PROSPECTUS	March 29, 2026

Horizon Nasdaq-100 Defined Risk ETF

QGRD

Before you invest, you may want to review the Prospectus for the Nasdaq-100 Defined Risk ETF (as defined below), which contains more information about the Nasdaq-100 Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Nasdaq-100 Fund’s Prospectus, SAI, reports to shareholders, and other information about the Nasdaq-100 Fund online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The Horizon Nasdaq-100 Defined Risk ETF (the “Nasdaq-100 Fund” or the “Fund”) seeks capital appreciation and capital preservation.

Fees and Expenses of the Nasdaq-100 Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Nasdaq-100 Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example: This Example is intended to help you compare the cost of investing in the Nasdaq-100 Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Nasdaq-100 Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Nasdaq-100 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Nasdaq-100 Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Nasdaq-100 Fund’s performance. From the period July 9, 2025, the date the Fund commenced operations, to November 30, 2025, the Nasdaq-100 Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies of the Nasdaq-100 Fund

The Nasdaq-100 Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve the Fund’s investment objective by: (i) investing primarily in Flexible Exchange Options (“FLEX Options”) that provide exposure to the Nasdaq-100 Index (the “Nasdaq-100 Index”); and (ii) implementing an options-based strategy that seeks to generate income, manage volatility and reduce downside risk (“Risk Management Strategy”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Terms that can be customized for FLEX Options include exercise price, exercise styles, and expiration dates.

The Nasdaq-100 Index®. The Nasdaq-100 Index is a market-capitalization weighted index comprised of 100 of the largest domestic and international non-financial companies (based on relative market-capitalization) listed on the Nasdaq Stock Market. The Nasdaq-100 Index reflects companies across major industry groups but is heavily concentrated in the technology industry.

Risk Management Strategy: The Fund’s Risk Management Strategy will primarily consist of establishing “collars,” which involve combining a written call option or call spread with a purchased put option or put spread on the same underlying security.

To implement an options collar, the Fund will typically write a call option or call spread on the underlying security with a strike price above the current price of the underlying security and purchase a corresponding put option or put spread on the same underlying security with a strike price below the current price of that security. The written call option or call spread is designed to generate premium income, while the purchased put option or put spread provides downside protection against declines in the underlying security.

A call or put spread involves buying one option and simultaneously writing another option on the same underlying security with the same expiration date but a different strike price. In the case of a call spread, the Fund purchases a call option with a lower strike price and writes a call option with a higher strike price. In the case of a put spread, the Fund purchases a put option with a higher strike price and writes a put option with a lower strike price. These spreads are designed to reduce the overall cost of implementing the collar strategy while still providing income generation and downside protection.

The Fund may utilize these collar strategies across various maturities to manage risk over different time horizons. In some instances, the call options or call spreads may differ in expiration dates from the put options or put spreads. as part of a more flexible approach to risk management. By layering collars with different expiration dates, the Fund seeks to maintain continuous protection against significant market declines while also benefiting from premium income generated by the written options.

Horizon will dynamically adjust the Fund’s options positions to reflect changes in Horizon’s assessment of market conditions and the Adviser’s outlook for the Nasdaq-100 Index. This may include modifying the strike prices, expiration dates, or spreads used in the collar strategy to maintain an appropriate balance between growth potential and downside protection. The Fund’s use of options may result in frequent trading activity as Horizon actively manages the portfolio to seek to achieve the Fund’s investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in options on the Nasdaq-100 Index and/or other securities that constitute the Nasdaq-100 Index. For the purpose of this 80% policy, securities that constitute the Nasdaq-100 Index include the common stock of companies comprising the Nasdaq-100 Index, ETFs and exchange traded notes (“ETNs”) that track the Nasdaq-100 Index, and options on the Nasdaq-100 Index. The Fund considers its investment in derivatives when determining its compliance with this policy.

The Fund may engage in frequent trading to achieve its objective. The Fund will concentrate (i.e., hold 25% or more of its total assets) in the securities of a particular industry or group of identified industries to approximately the same extent that the Nasdaq-100® Index concentrates in the securities of a particular industry or group of industries. As of the date of this Prospectus, a significant portion the Nasdaq-100® Index was represented by securities of companies in the technology sector. The degree to which components of the Nasdaq-100® Index represent certain sectors or industries may change over time.

Principal Risks of the Nasdaq-100 Fund

Many factors affect the Nasdaq-100 Fund’s performance. The Nasdaq-100 Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Risk Management Strategy Risk. The Fund’s ability to achieve its investment objective depends on Horizon’s effectiveness in implementing the Fund’s Risk Management Strategy, which primarily consists of establishing options collars (combining written call options or call spreads with purchased put options or put spreads) on the Fund’s underlying securities. While this strategy seeks to limit downside risk and generate income through option premiums, it may not fully protect the Fund against market declines. Losses may exceed the protection provided by the purchased put options if the market experiences a rapid or severe drop, if the options do not move in sync with the underlying securities, or if there are unfavorable changes in options pricing or liquidity. In addition, the use of written call options or call spreads limits the Fund’s ability to participate in market gains above the strike price of those calls. Implementing the collar strategy may also increase the Fund’s portfolio turnover and result in higher transaction costs, including option premiums and commissions. The success of the strategy depends on Horizon’s ability to accurately assess market conditions and options pricing; if these assessments are incorrect, the strategy may not achieve its intended results and the Fund may underperform.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Index Exposure Risk. While the Fund does not seek to directly replicate or track the Nasdaq-100 Index, the Fund’s performance is influenced by its exposure to the Nasdaq-100 Index. The Nasdaq-100 Index is heavily concentrated in technology and technology-related companies, which subjects the Fund to heightened risks associated with that sector. Regulatory changes, market disruptions, increased competition, or shifts in consumer demand could adversely affect the value of technology-related securities, leading to disproportionate impacts on the Fund’s performance. In addition, changes in the composition, methodology, or calculation of the Nasdaq-100 Index may indirectly affect the Fund’s exposure and alter its risk profile. The Fund’s ability to achieve its intended exposure to the Nasdaq-100 Index is also dependent on the Adviser’s successful implementation of the Fund’s strategy.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk, and, in the case of over-the-counter options, counterparty default risk. Option positions may expire worthless, exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options combinations, such as spreads, straddles, collars, or other strategies, the premium received for writing the call option may offset, in part, the premium paid to purchase the corresponding put option; however, these strategies may limit upside gains while not fully protecting against downside risks, and the cost of implementing them may reduce the Fund’s overall returns. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

FLEX Options. FLEX Options are guaranteed for settlement by the OCC. Although unlikely, it is possible the OCC is unable to meet its settlement obligations, which could result in substantial loss for the Fund. FLEX Options may be less liquid than more traditional exchange-traded option contracts, meaning that the Fund may have more difficulty closing out certain FLEX Options positions at desired times and prices. Upon expiration, the FLEX Options held by the Fund will be exercisable at the strike price. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary due to factors other than the value of underlying asset, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and underlying asset, and the remaining time to expiration.

Sector and Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments in this sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller and emerging companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Frequent Trading and Portfolio Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives, which could result in higher transaction costs and taxable gains, negatively impacting performance. As an ETF, the Fund may also experience active trading of its shares in the market, which could lead to more frequent creation or redemption activities. In certain circumstances, this activity could increase the number of portfolio transactions, resulting in high portfolio turnover. High levels of portfolio turnover may increase brokerage and other transaction costs and could lead to increased taxable capital gains. These factors, in combination with the Fund’s pursuit of its investment objectives, could have a negative impact on the Fund’s overall performance.

Quantitative Model Risk. The Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Fund’s portfolio. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Domestic Strategy Risk. Because the Fund will invest primarily in securities of U.S. issuers, the Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

ETF Risks. The Fund is an ETF and invests in other ETFs. As result of this structure, the Fund is exposed directly or indirectly to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with an ETF. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the exchanges and there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on The Nasdaq Stock Market LLC (“Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Investments in Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations.

New Fund Risk. The Fund is recently organized and has limited operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, and Clark Allen, Head of ETFs of Horizon, share responsibility for the day-to-day management of the Nasdaq-100 Fund as Co-Portfolio Managers and have each been a Co-Portfolio Manager of the Nasdaq-100 Fund since inception.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com.

Tax Information

The Nasdaq-100 Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Nasdaq-100 Fund through a broker-dealer or other financial intermediary (such as a bank), the Nasdaq-100 Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Nasdaq-100 Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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